UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): November 9, 2004

                      CORNERSTONE REALTY INCOME TRUST, INC
             (Exact name of registrant as specified in its charter)

              Virginia                 001-12875              54-1589139
           (State or other            (Commission          (I.R.S. Employer
   jurisdiction of incorporation)     File Number)       Identification Number)

                 306 East Main Street,                              23219
                      Richmond, VA                                -----------
        (Address of principal executive offices)                  (Zip Code)

                                 (804) 643-1761

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

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CURRENT REPORT

Item 2.02  Results of Operations and Financial Condition

On November 9, 2004, Cornerstone Realty Income Trust, Inc, issued a press release to report financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This report and the attached press release are hereby furnished to, but not filed with, the Commission.

Item 9.01 Financial Statements and Exhibits

Exhibit    Description
-------    -----------
99.1       Press Release dated November 9, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cornerstone Realty Income Trust, Inc.

                                         By:  /s/ Glade M. Knight
                                        ----------------------------------------
                                                  Glade M. Knight,
                                             Chief Executive Officer

November 9, 2004
                                        3

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                                 EXHIBIT INDEX

Exhibit                                    Description
-------                          ---------------------------------------
  99.1                           Press Release dated November 9, 2004